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                                                                  Exhibit 25.2


                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                    ------------

                                      FORM T-1


                         Statement of Eligibility Under the
                    Trust Indenture Act of 1939 of a Corporation
                            Designated to Act as Trustee


                          FIRST TRUST NATIONAL ASSOCIATION
                (Exact name of Trustee as specified in its charter)


        United States                                  41-0257700
   (State of Incorporation)                         (I.R.S. Employer
                                                   Identification No.)


     First Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                 55101
(Address of Principal Executive Offices)               (Zip Code)



                              COUNTY SEAT STORES, INC.
               (Exact name of Registrant as specified in its charter)

        Minnesota                                      41-1272706
(State of Incorporation)                            (I.R.S. Employer
                                                   Identification No.)



     469 Seventh Avenue
     New York, NY                                        10018
(Address of Principal Executive Offices)               (Zip Code)




                           12 3/4% Senior Notes due 2004
                        (Title of the Indenture Securities)




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                                       GENERAL

1.   General Information Furnish the following information as to the Trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
               Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.   Copy of Articles of Association.*

     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4.  N/A.

     6.   The consents of the Trustee required by Section 321(b) of the    act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-42147.

     * Incorporated by reference to Registration Number 22-27000.




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                                         NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all
in the City of Saint Paul and State of Minnesota on the   day of March, 1998.


                                   FIRST TRUST NATIONAL ASSOCIATION



                                   ------------------------------------
                                   Kathe M. Barrett
                                   Trust Officer




------------------------------
Darlene A. Garsteig
Assistant Secretary




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                                        NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all
in the City of Saint Paul and State of Minnesota on the   day of March, 1998.


                                   FIRST TRUST NATIONAL ASSOCIATION


                                   /s/ Kathe M. Barrett
                                   ------------------------------------
                                   Kathe M. Barrett
                                   Trust Officer




/s/ Darlene A. Garsteig
-----------------------------
Darlene A. Garsteig
Assistant Secretary




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                                     EXHIBIT 6

                                      CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March   , 1998


                                   FIRST TRUST NATIONAL ASSOCIATION




                                   ------------------------------------
                                   Kathe M. Barrett
                                   Trust Officer




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                                     EXHIBIT 6

                                      CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March   , 1998


                                   FIRST TRUST NATIONAL ASSOCIATION


                                   /s/ Kathe M. Barrett
                                   ------------------------------------
                                   Kathe M. Barrett
                                   Trust Officer